LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND

June 8, 1998

Dear Shareholder:

In a period plagued by increased volatility in equity markets, the J.P. Morgan Institutional International Equity Fund recorded a positive gain of 15.34% for the six months ended April 30, 1998. Although the fund underperformed its benchmark (the MSCI EAFE Index) for the period, successful country-allocation decisions helped protect the fund from the turmoil in Southeast Asia and Japan, and provided a healthy exposure to strongly-performing Europe. The MSCI EAFE Index posted a 15.44% return for the six month reporting period.

The fund's net asset value increased from $11.39 per share to $12.32 at April 30, 1998 after making distributions of approximately $0.35 per share from ordinary income and approximately $0.35 from short-term capital gain. The fund's net assets stood at $508.6 million as of April 30, 1998, down from $614.7 million on October 31, 1997. The net assets of the International Equity Portfolio, in which the fund invests, totaled approximately $622.6 million at April 30, 1998.

The following report includes an interview with Nigel F. Emmett, a member of the portfolio management team responsible for the fund. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,


/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . . . 1    FUND FACTS AND HIGHLIGHTS. . . . . . 6

FUND PERFORMANCE . . . . . . . . . . 2    FINANCIAL STATEMENTS . . . . . . . . 8

PORTFOLIO MANAGER Q&A. . . . . . . . 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



PERFORMANCE                                  TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                             ----------------    ----------------------------------------
                                             THREE     SIX       ONE       THREE     FIVE      SINCE
AS OF APRIL 30, 1998                         MONTHS    MONTHS    YEAR      YEARS     YEARS     INCEPTION*
-------------------------------------------------------------    ----------------------------------------
J.P. Morgan Institutional International
  Equity Fund                                10.39%    15.34%    16.06%     9.89%     8.55%     6.17%

MSCI EAFE Index**                            10.56%    15.44%    18.92%     9.50%    10.09%     6.82%

Lipper International Fund Average            13.58%    16.25%    20.89%    13.36%    12.41%     9.10%


AS OF MARCH 31, 1998
-------------------------------------------------------------    ----------------------------------------
J.P. Morgan Institutional International
  Equity Fund                                12.63%     5.34%    14.67%    10.38%     9.95%     6.02%

MSCI EAFE Index**                            14.71%     5.73%    18.61%    10.57%    11.93%     6.78%

Lipper International Fund Average            14.67%     5.91%    19.45%    14.06%    13.28%     8.99%




*REFLECTS PERFORMANCE OF THE J.P. MORGAN INTERNATIONAL EQUITY FUND, THE PREDECESSOR ENTITY TO THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND, FROM JUNE 1, 1990 THROUGH OCTOBER 4, 1993 (COMMENCEMENT OF OPERATIONS).

**MSCI EAFE INDEX IS AN UNMANAGED INDEX USED TO TRACK THE AVERAGE PERFORMANCE OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES OF COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, VICE PRESIDENT, a portfolio manager with the International Equity Group. Nigel joined J.P. Morgan in 1997. Prior to J.P. Morgan, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a BA degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AMIIR), and is a Chartered Financial Analyst. This interview was conducted on May 7, and reflects Nigel's views on that date.

WITH SOME OF THE DUST HAVING SETTLED REGARDING ASIA'S TURMOIL, HOW DID INTERNATIONAL EQUITY MARKETS BEHAVE OVER THE PAST SIX MONTHS?

NFE: The EAFE Index for the six months ending April reported a respectable return of 15.4%. When we break down where the return came from, it was much of the same story we saw last year: European markets continued to do well, Japan continued to be sluggish, and Asia was, again, mixed.

The beginning of the period started quite positively, with the first few months of 1998 seeing Asia rebound. I feel the thing to focus on is the European markets, because that's what has driven the positive return. Europe continued to provide buoyant investment returns, with all major European markets doing well.

WHAT'S BEHIND EUROPE'S SUCCESS?

NFE: In terms of what's driving the European return, there are a number of factors. First, at the economic level, domestic demand in Europe continues to improve at a faster rate than almost any commentator would have expected. So, we are seeing the European economies rebound. Secondly, we're also beginning to see the benefits of restructuring, both past and current, which has positively impacted many major European corporations.

For instance, in recent weeks, Phillips Electronics NV, the large consumer electronics company in the Netherlands, has entered into another round of restructuring. This reflects a positive trend that we've recently witnessed regarding many European companies, and maintains a positive outlook for further upside surprises in Europe going forward.

COMPARING EUROPE TO JAPAN, DO YOU THINK JAPAN WILL EVER WORK ITS WAY OUT OF ITS PROBLEMS IN THE SAME WAY EUROPE HAS?

NFE: Well, I think it's a social issue as much as anything else. If you remember, for many years, U.S. companies didn't get to grips with their cost problems. It really happened on the back of the early '90s recession that U.S. companies realized they were operating in a global environment. If they wanted to be successful globally, they had to be competitive. To be competitive, they had to work at reducing costs and improving margins. And if you look at the recent success in the U.S. corporate world in terms of earnings growth, it hasn't necessarily come from sales growth; it's come much more from successfully managing the margin.

In Europe, you had an environment for many years where companies didn't focus on delivering return to shareholders. A decade ago, or even five years ago, when we visited large European companies, all that management wanted to talk about was sales growth. "We want to be the biggest player in this sector; we want to achieve 10% sales growth next year," were some of the policies we heard European managements talk about.

Now, sales growth is great, but only if you can actually make a decent margin on your sales. Being big for the sake of being big is not necessarily a good thing. And so we've seen this trend of focusing on profit margins all around the world. The U.K. was pretty close to the U.S. -- the U.K. was the next major economy after the U.S. in terms of the restructuring cycle. Continental-Europe was much later.

We need to understand that global context in order to understand Japan. The whole model of Japanese economic growth in the post-war period reflects more of a consensual relationship between the corporation and the employee. If you were employed by a Japanese corporation, it was assumed you were employed for life. An employee's life was dedicated to the company, and the company was dedicated to the employee -- not exactly the social environment for restructuring, cost-cutting, and layoffs. So if restructuring is to be part of the equation which will make Japanese companies competitive, the whole employer/employee social relationship has to break down. This is a very difficult challenge for Japan, and unlikely to occur overnight.

The other issue regarding Japan over the past decade can be summed up in one term: "profitless prosperity." For many years, much of corporate Japan has generated very low returns on capital. However, this is only recently begun to affect both management and employees. Until recently, job security meant that management had little incentive to deliver value to the shareholder. However, with many Japanese industries now opening up to foreign competition and with some notable companies going into bankruptcy, the situation has begun to change. So to answer your original question regarding Japan following in Europe's footsteps, yes, we are seeing signs of change. But that change is happening slowly and has met, and will continue to meet with resistance.

LET'S FOCUS ON THE FUND AND ITS PERFORMANCE OVER THE REPORTING PERIOD. WITH THE NEGATIVE IMPACT OF JAPAN AND SOUTHEAST ASIA, HOW HAS THE FUND PERFORMED?

NFE: In general, the negative environment in Asia did not detract too much from the fund's overall performance, as country allocation decisions were quite positive. Specifically, the portfolio was underweight in Japan and Malaysia, which actually helped returns. The portfolio also had an overweight position in Europe, which additionally contributed to its strong return for the period. Currency management was also successful due to our decision to underweight the Japanese yen.

What specifically detracted from the fund's performance, however, were stock-selection decisions in Japan. While we were correct to keep the fund underexposed to Japan, we did still maintain some Japanese investments which did not perform well, particularly in the period from January through March. However, many of the companies which hurt performance at the beginning of 1998, have done particularly well since the end of the reporting period. Strong fundamentals at the company level have now begun to be reflected in share-price outperformance.

LOOKING INTO THE SECOND HALF OF 1998, HOW DO YOU PERCEIVE THINGS PANNING OUT, AND HOW IS THE PORTFOLIO POSITIONED ACCORDINGLY?

NFE: We continue to underweight the portfolio in Japan. However, the Japanese market is no longer grossly overvalued, and we see several undervalued companies which are well managed. So while we will maintain an overall underweight position in Japan, we expect to keep the portfolio invested in these companies, as we believe their value will be realized in the future.

We also expect to maintain a significant commitment to Europe: the news flow remains positive, we continue to see earnings growth ahead of expectations, and domestic demand is stronger than expected. Restructuring continues, and merger-and-acquisition activity also continues to support share prices.

Specifically, we find value in some U.K. companies. Despite the fact that the strength of sterling has hurt the exporters, some U.K. companies are still quite attractive. Also, in some of the northern European markets, such as Germany and France, there are attractive opportunities, particularly in French banks.

In Asia, ex. Japan, we continue to be nervous about Malaysia. We believe that the volatile political situation in Indonesia could have a negative effect on Malaysia, Indonesia's closest neighbor. Although, within the region, we can find value in some Australian stocks.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. MorganInstitutional International Equity Fund seeks to provide a high total return from a portfolio of equity securities of foreign companies. It is de-signed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the MSCI EAFE Index. As an international investment, the fund is subject to foreign market, political, and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
10/4/93

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/98
$508,594,838

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS 4/30/98
$622,563,371

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98



EXPENSE RATIO
The fund's current annualized expense ratio of 0.96% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

UNITED KINGDOM      24.4%

JAPAN               16.5%

GERMANY             13.5%

FRANCE              11.0%

SWITZERLAND          7.1%

NETHERLANDS          4.9%

SWEDEN               3.2%

SPAIN                2.9%

AUSTRALIA            2.8%

OTHER               13.7%


LARGEST COMMON
STOCK HOLDINGS                          % OF TOTAL INVESTMENTS
--------------------------------------------------------------
LLOYDS TSB GROUP PLC (U.K.)                       2.1%
COMPAGNIE GENERALE DES EAUX (FRANCE)              2.0%
NESTLE SA (SWITZERLAND)                           1.9%
UNION BANK OF SWITZERLAND
  (SWITZERLAND)                                   1.8%
GLAXO WELLCOME PLC (U.K.)                         1.6%
MUENCHENER RUECKVERSICHERUNGS-
  GESELLSCHAFT AG (GERMANY)                       1.6%
IBERDROLA SA (SPAIN)                              1.5%
ROCHE HOLDING AG (SWITZERLAND)                    1.3%
HSBC HOLDING PLC (75P) (U.K.)                     1.3%
NIPPON TELEGRAPH & TELEPHONE CORP.
  (JAPAN)                                         1.3%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORKSERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

The fund invests in foreign securities which are subject to special risks; prospective investors should refer to the funds prospectus for a discussion of these risks. The fund invests through a master portfolio(another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The International Equity Portfolio
  ("Portfolio"), at value                          $509,239,052
Receivable for Shares of Beneficial Interest Sold       285,329
Deferred Organization Expenses                            4,714
Prepaid Trustees' Fees                                    1,092
Prepaid Expenses and Other Assets                         1,625
                                                   ------------
    Total Assets                                    509,531,812
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              805,615
Shareholder Servicing Fee Payable                        42,104
Administrative Services Fee Payable                      12,250
Administration Fee Payable                                2,570
Fund Services Fee Payable                                 1,652
Accrued Expenses                                         72,783
                                                   ------------
    Total Liabilities                                   936,974
                                                   ------------
NET ASSETS
Applicable to 41,283,746 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $508,594,838
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $12.32
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $414,498,416
Undistributed Net Investment Income                     330,388
Accumulated Net Realized Gain on Investment and
  Foreign Currency Contracts and Transactions         4,668,029
Net Unrealized Appreciation of Investment and
  Foreign Currency Contracts and Translations        89,098,005
                                                   ------------
    Net Assets                                     $508,594,838
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $483,353)                                $ 3,941,123
Allocated Interest Income (Net of Foreign
  Withholding Tax of $368)                                        541,733
Allocated Portfolio Expenses                                   (2,098,459)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                 2,384,397
FUND EXPENSES
Shareholder Servicing Fee                          $262,017
Administrative Services Fee                          78,338
Interest Expense                                     55,620
Transfer Agent Fees and Expenses                     12,554
Registration Fees                                    10,051
Line of Credit Expense                                9,472
Fund Services Fee                                     8,464
Professional Fees                                     8,434
Printing Expenses                                     8,346
Administration Fee                                    6,483
Amortization of Organization Expenses                 5,143
Trustees' Fees and Expenses                           4,589
Insurance Expense                                     2,914
Miscellaneous                                         3,360
                                                   --------
    Total Fund Expenses                                           475,785
                                                              -----------
NET INVESTMENT INCOME                                           1,908,612
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY CONTRACTS AND TRANSACTIONS ALLOCATED
  FROM PORTFOLIO                                                4,785,354
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY CONTRACTS AND
  TRANSLATIONS ALLOCATED FROM PORTFOLIO                        63,314,681
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $70,008,647
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1997
                                                   ------------   ----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $  1,908,612   $     9,277,894
Net Realized Gain on Investment and Foreign
  Currency Contracts and Transactions Allocated
  from Portfolio                                      4,785,354        23,038,370
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Contracts and Translations Allocated
  from Portfolio                                     63,314,681        (2,944,279)
                                                   ------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                     70,008,647        29,371,985
                                                   ------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                               (16,640,112)      (16,232,045)
Net Realized Gain                                   (16,688,326)      (12,924,284)
                                                   ------------   ----------------
    Total Distributions to Shareholders             (33,328,438)      (29,156,329)
                                                   ------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     40,594,106       116,069,915
Reinvestment of Dividends and Distributions          15,561,396        11,977,352
Cost of Shares of Beneficial Interest Redeemed     (198,900,080)     (240,467,406)
                                                   ------------   ----------------
    Net Decrease from Transactions in Shares of
      Beneficial Interest                          (142,744,578)     (112,420,139)
                                                   ------------   ----------------
    Total Decrease in Net Assets                   (106,064,369)     (112,204,483)
NET ASSETS
Beginning of Period                                 614,659,207       726,863,690
                                                   ------------   ----------------
End of Period (including undistributed net
  investment income of $330,388 and $15,061,888,
  respectively)                                    $508,594,838   $   614,659,207
                                                   ------------   ----------------
                                                   ------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                   FOR THE SIX                                                  FOR THE PERIOD
                                                   MONTHS ENDED                                                 OCTOBER 4, 1993
                                                    APRIL 30,       FOR THE FISCAL YEAR ENDED OCTOBER 31,      (COMMENCEMENT OF
                                                       1998       -----------------------------------------   OPERATIONS) THROUGH
                                                   (UNAUDITED)      1997       1996       1995       1994      OCTOBER 31, 1993
                                                   ------------   --------   --------   --------   --------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     11.39    $  11.43   $  10.44   $  10.83   $  10.20   $            10.00
                                                   ------------   --------   --------   --------   --------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.08        0.17       0.12       0.06       0.06                   --
Net Realized and Unrealized Gain on Investment
  and Foreign Currency Transactions                       1.55        0.24       1.17      (0.33)      0.57                 0.20
                                                   ------------   --------   --------   --------   --------   -------------------
Total from Investment Operations                          1.63        0.41       1.29      (0.27)      0.63                 0.20
                                                   ------------   --------   --------   --------   --------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (0.35)      (0.25)     (0.24)        --         --                   --
Net Realized Gain                                        (0.35)      (0.20)     (0.06)     (0.12)        --                   --
                                                   ------------   --------   --------   --------   --------   -------------------
Total Distributions to Shareholders                      (0.70)      (0.45)     (0.30)     (0.12)        --                   --
                                                   ------------   --------   --------   --------   --------   -------------------

NET ASSET VALUE, END OF PERIOD                     $     12.32    $  11.39   $  11.43   $  10.44   $  10.83   $            10.20
                                                   ------------   --------   --------   --------   --------   -------------------
                                                   ------------   --------   --------   --------   --------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                             15.34%(a)     3.71%    12.54%     (2.46)%     6.18%                2.00%(a)
Net Assets, End of Period (in thousands)           $   508,595    $614,659   $726,864   $467,511   $213,119   $               --(c)
Ratios to Average Net Assets
  Expenses                                                0.96%(b)     0.93%     0.95%      0.92%      1.00%                  --(b)
  Net Investment Income                                   0.73%(b)     1.32%     1.24%      1.24%      0.95%                  --(b)
  Expenses without Reimbursement and Including
    Interest Expense                                      0.98%(b)     0.93%     0.96%      0.94%      1.16%                2.50%(b)
  Interest Expense                                        0.02%(b)       --        --         --         --                   --

------------------------
(a) Not annualized.

(b) Annualized.

(c) Net assets at October 31, 1993 were $204.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional International Equity Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on October 4, 1993. Prior to January 1, 1998, the trust's and the fund's names were The JPM Institutional Funds and The JPM Institutional International Equity Fund, respectively.

The fund invests all of its investable assets in The International Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (82% at April 30, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   d) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   e) The fund incurred organization expenses in the amount of $54,625. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

   f) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1998, the fee for these services amounted to $6,483.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and the operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios in which the trust and the J.P. Morgan Funds (formerly The JPM Pierpont Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 1998, the fee for these services amounted to $78,338.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.00% of the average daily net assets of the fund through February 28, 1999. For the six months ended April 30, 1998, no reimbursements were made under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended April 30, 1998, the fee for these services amounted to $262,017.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $8,464 for the six months ended April 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios, and J.P. Morgan Series Trust. The Trustees' Fees and Expenses

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------
      shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Funds Services Fee shown in the financial statements was $1,800.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1997
                                                   ------------   ----------------
Shares of beneficial interest sold...............    3,527,725          9,984,180
Reinvestment of dividends and distributions......    1,473,324          1,072,279
Shares of beneficial interest redeemed...........  (17,699,431)       (20,659,313)
                                                   ------------   ----------------
Net Decrease.....................................  (12,698,382)        (9,602,854)
                                                   ------------   ----------------
                                                   ------------   ----------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum borrowing under the Agreement is $100,000,000. The Agreement expires on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement will be $150,000,000. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with the procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at April 30, 1998. The average daily balance outstanding for the six months ended April 30, 1998 was $2,660,221 at a weighted average interest rate of 6.00%. The average amount of debt per share during the period was $0.06.

The International Equity Portfolio

(unaudited)

Semi-Annual Report April 30, 1998

(The following pages should be read in conjunction with J.P. Morgan Institutional International Equity Fund
Semi-Annual Financial Statements)

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
COMMON STOCK (89.0%)
AUSTRALIA (2.3%)
Broken Hill Propietary Co. Ltd. (Metals &
  Mining)(s).....................................        363,805   $   3,557,898
CSR Ltd. (Building Materials)(s).................        308,933         986,947
Fosters Brewing Group Ltd. (Food, Beverages &
  Tobacco)(s)....................................        575,705       1,253,661
Mayne Nickless Ltd. (Commercial Services)(s).....        222,100       1,199,271
National Australia Bank Ltd. (Banking)(s)........        120,605       1,714,176
Telstra Corp. Ltd. (Installment Receipts)
  (Telecommunication Services)(s)................        560,900       1,316,502
Westpac Banking Corp. Ltd. (Banking)(s)..........        339,000       2,276,515
WMC Ltd. (Metals & Mining)(s)....................        481,000       1,712,266
                                                                   -------------
                                                                      14,017,236
                                                                   -------------

BELGIUM (0.4%)
Algemene Maatschappij voor Nijverheidskredit NV
  (Financial Services)(s)........................         23,500       1,561,040
PetroFina SA (Oil-Production)(s).................          2,780       1,095,995
                                                                   -------------
                                                                       2,657,035
                                                                   -------------

DENMARK (0.9%)
Danisco A/S (Food, Beverages & Tobacco)(s).......         25,000       1,570,907
GN Store Nord A/S (Telecommunications-
  Equipment)(s)..................................         78,700       1,976,131
Olicom A/S (Technology)(s)+......................         63,600       1,877,372
                                                                   -------------
                                                                       5,424,410
                                                                   -------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

FINLAND (1.6%)
Merita PLC (Banking)(s)..........................        441,900   $   2,960,554
Nokia AB OYJ (Telecommunications-
  Equipment)(s)+.................................         57,400       3,856,107
UPM-Kymmene OYJ (Forest Products & Paper)(s).....         99,700       2,992,051
                                                                   -------------
                                                                       9,808,712
                                                                   -------------

FRANCE (10.4%)
AXA-UAP (Insurance)(s)...........................         26,092       3,061,096
Carrefour Supermarche SA (Retail)(s).............          4,213       2,411,824
Christian Dior SA (Retail)(s)....................         21,200       2,871,167
Compagnie de Saint Gobain SA (Building
  Materials)(s)..................................         16,334       2,719,726
Compagnie Financiere de Paribas (Financial
  Services)(s)+..................................         69,315       7,371,776
Compagnie Generale des Eaux (Utilities)(s).......         62,293      11,573,000
Elf Aquitaine SA (Oil-Services)(s)...............         33,341       4,371,400
L'Air Liquide SA (Chemicals)(s)..................         20,026       3,693,874
Lagardere S.C.A. (Multi - Industry)(s)...........         46,300       1,769,594
PSA Peugeot Citroen (Automotive)(s)..............         19,655       3,409,875
Sanofi SA (Pharmaceuticals)(s)...................         20,768       2,515,864
SEITA (Food, Beverages & Tobacco)(s).............         41,000       1,839,554
SGS Thomson Microelectronics NV
  (Electronics)(s)+..............................         50,200       4,287,773
Societe Generale (Banking)(s)....................         32,600       6,782,454
Total SA (Oil-Services)(s).......................         34,773       4,131,551
Union des Assurances Federales (Insurance)(s)....         12,460       1,948,375
                                                                   -------------
                                                                      64,758,903
                                                                   -------------

GERMANY (11.8%)
Adidas - Salomon AG (Apparels & Textiles)(s).....         15,900       2,635,974
Allianz AG Holding (Insurance)(s)................          8,400       2,583,898
Bayer AG (Chemicals)(s)..........................         59,900       2,663,709
Bilfinger & Berger Bau AG (Construction &
  Housing)(s)....................................         41,740       1,407,229

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
GERMANY (CONTINUED)
Continental AG (Automotive)(s)...................         59,940   $   1,703,507
Degussa AG (Chemicals)(s)........................          6,564         356,640
Deutsche Bank AG (Banking)(s)....................         79,300       6,102,726
Dresdner Bank AG (Banking)(s)....................        116,700       6,314,618
Hannover Rueckversicherungs AG (Insurance)(s)....         23,854       3,030,771
Henkel KGAA (Chemicals)(s)+......................         30,315       2,120,110
Karstadt AG (Retail)(s)..........................          4,971       2,243,809
Lufthansa AG (Airlines)(s).......................        250,800       5,967,775
Merck KGAA (Pharmaceuticals)(s)..................         51,400       2,005,018
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s).................................         20,220       9,239,576
SAP AG (Computer Software)(s)....................         10,450       4,949,852
Schering AG (Pharmaceuticals)(s).................         28,700       3,078,716
SGL Carbon AG (Chemicals)(s).....................         15,300       1,612,278
Siemens AG (Electrical Equipment)(s).............         81,410       4,763,477
SKW Trostberg AG (Chemicals)(s)..................         31,000       1,070,188
VEBA AG (Utilities)(s)...........................         97,500       6,443,863
Volkswagen AG (Automotive)(s)....................          3,792       3,019,657
                                                                   -------------
                                                                      73,313,391
                                                                   -------------

HONG KONG (1.3%)
Hong Kong Electric Holdings Ltd. (Electric)(s)...        703,500       2,161,527
HSBC Holdings PLC (Banking)(s)...................         75,200       2,145,506
Hutchison Whampoa Ltd. (Multi - Industry)(s).....        248,000       1,533,581
Sun Hung Kai Properties Ltd. (Real Estate)(s)....        405,000       2,405,096
                                                                   -------------
                                                                       8,245,710
                                                                   -------------

IRELAND (0.9%)
CRH PLC (Building Materials)(s)..................         78,200       1,116,951
Irish Life PLC (Insurance)(s)....................        170,500       1,582,823
Jefferson Smurfit Group PLC (Forest Products &
  Paper)(s)......................................        842,500       3,135,612
                                                                   -------------
                                                                       5,835,386
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

ITALY (2.3%)
ENI SPA (Oil-Services)(s)+.......................        748,300   $   5,023,295
Instituto Bancario San Paolo di Torino SPA
  (Banking)(s)...................................        181,400       2,620,751
Mediolanum SPA (Financial Services)(s)...........         60,400       1,810,006
Telecom Italia SPA - RNC (Telecommunication
  Services)(s)...................................        971,900       5,122,912
                                                                   -------------
                                                                      14,576,964
                                                                   -------------

JAPAN (14.0%)
Bridgestone Corp. (Chemicals)(s).................        241,000       5,508,362
Canon Inc. (Electronics)(s)......................        111,000       2,629,455
Canon Sales Co., Inc. (Miscellaneous)(s).........         87,000       1,165,443
DDI Corp. (Telecommunications)(s)................            483       1,224,589
Ebara Corp. (Machinery)(s).......................        169,000       1,649,966
Fanuc Ltd. (Machinery)(s)........................         83,000       3,065,465
Fuji Photo Film Co. Ltd. (Electronics)(s)........         90,000       3,208,203
Fujitsu Ltd. (Computer Systems)(s)...............        495,000       5,788,049
Hitachi Ltd. (Electrical Equipment)(s)...........        320,000       2,298,342
Ito - Yokado Co. Ltd. (Retail)(s)................         59,000       3,058,729
Japan Tobacco, Inc. (Food, Beverages &
  Tobacco)(s)....................................            281       2,013,978
Mitsubishi Corp. (Wholesale & International
  Trade)(s)......................................        437,000       3,307,348
Mitsubishi Estate Co. Ltd. (Real Estate)(s)......        235,000       2,276,545
Mitsui Mining & Smelting Co. Ltd. (Metals &
  Mining)(s)+....................................        419,000       1,744,115
Nintendo Co. Ltd. (Retail)(s)....................         20,600       1,892,711
Nippon Steel Corp. (Metals & Mining)(s)+.........      1,343,000       2,164,981
Nippon Telegraph & Telephone Corp.
  (Telecommunications)(s)........................            865       7,594,035
Nishimatsu Construction Co. Ltd. (Construction &
  Housing)(s)+...................................         32,000         138,046

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
JAPAN (CONTINUED)
Nomura Securities Co. Ltd. (Financial
  Services)(s)...................................        174,000   $   2,126,769
Ricoh Co. Ltd. (Electrical Equipment)(s).........        177,000       1,836,577
Rohm Co. Ltd. (Electrical Equipment)(s)..........         18,000       2,035,268
Sekisui Chemical Co. Ltd. (Chemicals)(s).........        249,000       1,370,037
Shin-Etsu Chemical Co. Ltd. (Chemicals)(s).......        114,000       2,225,989
Shohkoh Fund & Co. Ltd. (Financial
  Services)(s)...................................          2,700         860,289
Sony Corp. (Electronics)(s)......................         61,100       5,091,280
Takeda Chemical Industries Ltd. (Chemicals)(s)...        162,000       4,634,526
Takefuji Corp. (Financial Services)(s)...........         36,100       1,898,849
TDK Corp. (Electronics)(s).......................         16,000       1,266,631
The Kagawa Bank Ltd. (Banking)(s)................         39,000         197,760
The Mitsui Trust & Banking Co. Ltd.
  (Banking)(s)...................................        553,000       1,201,173
The Sanwa Bank Ltd. (Banking)(s).................        141,000       1,248,543
Toho Bank Ltd. (Banking)(s)......................        140,000         556,270
Tokyo Steel Manufacturing Co. Ltd. (Metals &
  Mining)(s).....................................         50,000         220,616
Tostem Corp. (Construction & Housing)(s).........         78,000         985,847
Toyoda Gosei Co. Ltd. (Automotive)(s)............         47,000         133,391
Toyota Motor Corp. Ltd. (Automotive)(s)..........        277,000       7,232,648
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(s)...........................         54,000       1,279,195
                                                                   -------------
                                                                      87,130,020
                                                                   -------------
NETHERLANDS (4.7%)
ASM Lithography Holding NV
  (Semiconductors)(s)+...........................         19,100       1,733,688
ING Groep NV (Financial Services)(s).............         97,600       6,342,386
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
NETHERLANDS (CONTINUED)
Moeara Enim Petroleum Maatschappij NVJ, New
  shares (Oil-Services)(s).......................            160   $   3,705,988
Philips Electronics NV (Electronics)(s)..........         77,682       6,843,504
Royal Dutch Petroleum Co. (Oil-Services)(s)......         70,370       3,883,297
Unilever NV (Food, Beverages & Tobacco)(s).......         30,880       2,197,730
Vendex International NV (Retail)(s)..............         36,800       2,360,429
Wolters Kluwer NV (Broadcasting &
  Publishing)(s).................................         14,800       1,934,498
                                                                   -------------
                                                                      29,001,520
                                                                   -------------

NEW ZEALAND (0.7%)
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)(s)...........................        961,800       1,416,219
Lion Nathan Ltd. (Food, Beverages &
  Tobacco)(s)....................................        328,100         871,433
Telecom Corp. of New Zealand
  (Telecommunications)(s)........................        397,200       1,887,013
                                                                   -------------
                                                                       4,174,665
                                                                   -------------

NORWAY (0.9%)
Kvaerner ASA, Series A (Capital Goods)(s)........         11,400         505,948
Kvaerner ASA, Series B (Capital Goods)(s)........         39,020       1,590,502
Norsk Hydro ASA (Oil-Services)(s)................         42,300       2,109,874
Nycomed Amersham PLC, B Shares
  (Biotechnology)(s)+............................         49,190       1,596,120
                                                                   -------------
                                                                       5,802,444
                                                                   -------------

PORTUGAL (0.4%)
Portugal Telecom SA (Telecommunications)(s)......         51,700       2,778,224
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SINGAPORE (1.0%)
City Developments Ltd. (Real Estate)(s)..........        346,000   $   1,496,754
Singapore Airlines Ltd. (Airlines)(s)............        407,600       2,651,278
United Overseas Bank Ltd. (Banking)(s)...........        457,000       2,164,519
                                                                   -------------
                                                                       6,312,551
                                                                   -------------
SPAIN (2.7%)
Acerinox SA (Metals & Mining)(s).................          7,300       1,183,020
Actividades de Construction y Servicios SA
  (Construction & Housing)(s)+...................         54,800       1,797,723
Banco Bilbao Vizcaya SA (Banking)(s).............         63,820       3,282,805
Iberdrola SA (Electric)(s).......................        530,300       8,524,324
Vallehermoso SA (Real Estate)(s).................         52,900       2,047,764
                                                                   -------------
                                                                      16,835,636
                                                                   -------------

SWEDEN (3.0%)
Astra AB, A Shares (Pharmaceuticals)(s)..........        125,000       2,568,222
Autoliv, Inc. (SDR) (Automotive Supplies)(s).....        108,200       3,285,645
Incentive AB, B Shares (Holding Companies)(s)....         25,100       2,432,543
Skandia Forsakrings AB (Insurance)(s)............         77,769       5,416,525
Stora Kopparbergs Bergslags Aktiebolag AB (Forest
  Products & Paper)(s)...........................        128,992       2,208,534
Svenska Handelsbanken AB (Banking)(s)............         61,600       2,793,916
                                                                   -------------
                                                                      18,705,385
                                                                   -------------

SWITZERLAND (6.7%)
ABB AG (Machinery)(s)............................          2,255       3,698,348
Holderbank Financiere Glarus AG (Building
  Materials)(s)..................................          1,700       1,799,805
Nestle SA (Food, Beverages & Tobacco)(s).........          5,765      11,184,547
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SWITZERLAND (CONTINUED)
Novartis AG (Pharmaceuticals)(s).................          1,415   $   2,339,560
Roche Holding AG (Pharmaceuticals)(s)............            767       7,775,134
Union Bank of Switzerland (Banking)(s)...........          6,575      10,590,557
Zurich Versicherungs - Gesellschaft
  (Insurance)(s).................................          7,000       4,265,504
                                                                   -------------
                                                                      41,653,455
                                                                   -------------

UNITED KINGDOM (23.0%)
Bass PLC (Food, Beverages & Tobacco)(s)..........        133,928       2,541,579
BAT Industries PLC (Food, Beverages &
  Tobacco)(s)....................................        370,100       3,490,073
Billiton PLC (Metals & Mining)(s)+...............        437,300       1,250,293
British Airways PLC (Airlines)(s)................        235,000       2,447,892
British Petroleum Co. PLC (Oil-Services)(s)......        392,238       6,197,519
British Sky Broadcasting Group PLC (Broadcasting
  & Publishing)(s)...............................        165,000       1,200,078
British Telecommunications PLC
  (Telecommunications)(s)........................        473,700       5,144,213
Burmah Castrol PLC (Oil-Production)(s)...........         47,200         976,221
Cable & Wireless Communications PLC
  (Telecommunications)(s)........................        379,000       4,340,764
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco)(s)....................................        122,300       1,783,115
Compass Group PLC (Food, Beverages &
  Tobacco)(s)....................................        203,200       3,516,417
Diageo PLC (Food, Beverages & Tobacco)(s)........        383,961       4,570,918
Flextech PLC (Broadcasting & Publishing)(s)+.....        104,600         865,712
Glaxo Wellcome PLC (Pharmaceuticals)(s)..........        334,300       9,446,250
Glynwed International PLC (Metals & Mining)(s)...        637,200       3,270,774
Great Universal Stores PLC (Retail)(s)...........        224,000       3,411,951

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
UNITED KINGDOM (CONTINUED)
HSBC Holdings PLC (75p) (Banking)(s).............        245,500   $   7,745,684
Kingfisher PLC (Retail)(s).......................         63,600       1,154,844
Lloyds TSB Group PLC (Banking)(s)................        837,050      12,532,951
Lucas Varity PLC (Automotive Supplies)(s)........        898,900       4,016,664
MEPC PLC (Real Estate)(s)........................        218,000       2,239,828
MFI Furniture Group PLC (Household
  Products)(s)...................................      1,013,334       1,541,808
National Power PLC (Electric)(s).................        148,000       1,441,432
Nycomed Amersham PLC (Biotechnology)(s)..........         19,200         636,912
Pilkington PLC (Building Materials)(s)...........        762,000       1,598,951
PowerGen PLC (Electric)(s).......................         38,000         513,371
Prudential Corp. PLC (Insurance)(s)..............        271,000       3,837,859
Racal Electronic PLC (Telecommunications-
  Equipment)(s)..................................        558,600       3,105,481
Rank Group PLC (Entertainment, Leisure &
  Media)(s)......................................        333,000       2,154,724
Reed International PLC (Broadcasting &
  Publishing)(s).................................        263,000       2,324,005
RMC Group PLC (Building Materials)(s)............        108,000       1,896,048
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................        297,000       3,317,182
Royal Bank of Scotland Group PLC (Banking)(s)....        356,300       5,498,622
Sainsbury (J.) PLC (Retail)(s)...................        363,000       2,843,496
Sears PLC (Retail)(s)............................      2,570,000       2,599,710
Shell Transport & Trading Co. PLC
  (Oil-Services)(s)..............................        295,200       2,196,407
Smith & Nephew PLC (Medical Supplies)(s).........        431,000       1,243,090
SmithKline Beecham PLC (Pharmaceuticals)(s)......        203,000       2,420,037
Tomkins PLC (Multi - Industry)(s)................        365,000       2,148,186
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
UNITED KINGDOM (CONTINUED)
Unilever PLC (Food, Beverages & Tobacco)(s)......        386,600   $   4,117,538
Vickers PLC (Capital Goods)(s)...................        274,300       1,082,366
Vodafone Group PLC (Telecommunications)(s).......        422,900       4,631,433
Wessex Water PLC (Water)(s)......................        442,600       3,663,135
Zeneca Group PLC (Pharmaceuticals)(s)............        146,400       6,305,555
                                                                   -------------
                                                                     143,261,088
                                                                   -------------
  TOTAL COMMON STOCK (COST $445,437,521).........                    554,292,735
                                                                   -------------

PREFERRED STOCK (2.2%)
AUSTRALIA (0.4%)
News Corporation Ltd. (Broadcasting &
  Publishing)(s).................................        439,863       2,477,791
                                                                   -------------

AUSTRIA (0.9%)
Bank Austria AG (Banking)(s)+....................         70,022       5,395,244
                                                                   -------------

GERMANY (0.9%)
ProSieben Media AG (Broadcasting &
  Publishing)(s)+................................         31,060       1,601,033
ProSieben Media AG (ADR)(144A) (Broadcasting &
  Publishing)(s)+................................          6,764         174,308
RWE AG (Utilities)(s)............................         51,610       2,159,886
Volkswagen AG (Automotive)(s)....................          2,517       1,493,791
                                                                   -------------
                                                                       5,429,018
                                                                   -------------
  TOTAL PREFERRED STOCK (COST $10,136,232).......                     13,302,053
                                                                   -------------

WARRANTS (0.1%)
GERMANY (0.1%)
RWE AG, Expiring 07/07/98 (Utilities)(s)+........         51,610         451,534
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
JAPAN (0.0%)
Fujitsu Ltd., Expiring 06/25/99 (Computer
  Systems)(s)+...................................             87   $     229,138
                                                                   -------------
  TOTAL WARRANTS (COST $596,772).................                        680,672
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
CONVERTIBLE BONDS (1.5%)
                                                        (IN JPY)
                                                   -------------
JAPAN (1.5%)
BOT Cayman Finance Ltd., 4.25% due 03/31/49
  (Financial Services)...........................  $ 530,000,000       4,191,704
Sanwa International Finance Trust, 1.25% due
  07/31/05 (Financial Services)(s)...............    273,000,000       2,012,014
Yamanouchi Pharmaceutical Co. Ltd., 1.25% due
  03/31/14 (Commercial Services)(s)..............    280,000,000       3,337,621
                                                                   -------------
                                                                       9,541,339
                                                                   -------------
  TOTAL CONVERTIBLE BONDS (COST $11,356,965).....                      9,541,339
                                                                   -------------

SHORT-TERM INVESTMENTS (1.6%)
EURO DOLLAR TIME DEPOSITS (1.4%)
                                                        (IN USD)
                                                   -------------
State Street Bank Euro Dollar, 5.25% due
  05/01/98+......................................      8,419,000       8,419,653
                                                                   -------------

U.S. TREASURY OBLIGATIONS (0.2%)
                                                        (IN USD)
                                                   -------------
United States Treasury Bills, 5.09% due
  08/20/98(s)....................................      1,410,000       1,387,545
                                                                   -------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $9,806,545)...................................                      9,807,198
                                                                   -------------
TOTAL INVESTMENTS (COST $477,334,035) (94.4%)...................
                                                                     587,623,997
                                                                   -------------

                                                          LOCAL
                                                         CURRENCY
                                                  ----------------------
FOREIGN CURRENCY (5.8%)
Australian Dollar................................       AUD    2,116,309      1,379,789
Austrian Schilling...............................      ATS    31,892,829      2,525,555

                                                          LOCAL
              SECURITY DESCRIPTION                       CURRENCY             VALUE
           --------------------------             ----------------------  -------------
FOREIGN CURRENCY (CONTINUED)
Belgian Franc....................................      BEL    11,044,427  $     298,232
British Pound....................................       GBP      280,972        469,785
Canadian Dollar..................................       CAD            3              2
Danish Kroner....................................       DKK        3,456            505
Finnish Markka...................................      FIM    14,729,844      2,703,673
French Franc.....................................      FRF    39,357,349      6,540,196
German Mark......................................       DEM    5,537,433      3,085,783
Greek Drachma....................................       GRD       78,810            251
Hong Kong Dollar.................................       HKD      574,414         74,156
Irish Punt.......................................      IEP       213,530        299,892
Italian Lira.....................................     ITL  1,867,576,265      1,053,966
Japanese Yen.....................................     JPY    733,107,748      5,548,381
Malaysian Ringgit................................        MYR     168,956         45,175
Netherlands Guilder..............................       NLG    4,685,540      2,318,984
New Zealand Dollar...............................       NZD    8,082,690      4.491,129
Norwegian Krone..................................       NOK       30,323          4,066
Singapore Dollar.................................      SGD     4,951,544      3,126,976
Spanish Peseta...................................      ESP   256,127,607      1,680,462
Swedish Krona....................................      SBK       845,184        109,214
Swiss Franc......................................       CHF      295,311        196,882
                                                                          -------------
  TOTAL FOREIGN CURRENCY (COST $35,962,155)......                            35,953,054
                                                                          -------------
TOTAL INVESTMENTS AND FOREIGN CURRENCY (COST $513,296,190) (100.2%).....
                                                                            623,577,051
OTHER LIABILITIES IN EXCESS OF ASSETS (-0.2%)...........................
                                                                             (1,013,680)
                                                                          -------------
NET ASSETS (100.0%).....................................................  $ 622,563,371
                                                                          -------------
                                                                          -------------

------------------------------
Note: The cost of investments for federal income tax purposes at April 30, 1998 was $478,467,229, the aggregate gross unrealized appreciation and depreciation was $140,099,463 and $30,942,695, respectively, resulting in net unrealized appreciation of $109,156,768.

+ - Non-income producing security.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $225,581,647 of the market value has been segregated.

144A - Securities restricted for resale to Qualified Institutional Buyers.

ADR - American Depositary Receipt

SDR - Swedish Depositary Receipt

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENTS
                                                    -----------------
Banking...........................................        15.7%
Food, Beverages & Tobacco.........................         7.0%
Pharmaceuticals...................................         6.8%
Oil - Services....................................         6.5%
Financial Services................................         5.4%
Utilities.........................................         4.8%
Electronics.......................................         4.7%
Metals & Mining...................................         4.3%
Retail............................................         4.2%
Chemicals.........................................         4.0%
Electrical Equipment..............................         3.5%
Telecommunications................................         2.9%
Automotive........................................         2.6%
Broadcasting & Publishing.........................         2.2%
Telecommunication Services........................         1.9%
Electric..........................................         1.9%
Real Estate.......................................         1.8%
Automotive Supplies...............................         1.8%
Building Materials................................         1.7%
Telecommunications Equipment......................         1.7%
Technology........................................         1.5%
Forest Products & Paper...........................         1.4%
Multi-Industry....................................         1.2%
Airlines..........................................         1.1%
Computer Systems..................................         1.0%
Miscellaneous.....................................         8.4%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $477,334,035 )          $587,623,997
Cash                                                        200
Foreign Currency at Value (Cost $35,962,155)         35,953,054
Receivable for Investments Sold                       9,498,054
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    326,564
Dividends Receivable                                  1,762,887
Foreign Tax Reclaim Receivable                          990,815
Interest Receivable                                      21,672
Prepaid Trustees' Fees                                    1,485
Variation Margin Receivable                             338,938
Prepaid Expenses and Other Assets                         1,374
                                                   ------------
    Total Assets                                    636,519,040
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    12,739,302
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    590,329
Advisory Fee Payable                                    310,937
Custody Fee Payable                                     234,012
Administrative Services Fee Payable                       5,723
Fund Services Fee Payable                                 2,039
Administration Fee Payable                                  113
Accrued Expenses                                         73,214
                                                   ------------
    Total Liabilities                                13,955,669
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $622,563,371
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $594,937)                                                   $ 4,852,952
Interest Income (Net of Foreign Withholding Tax
  of $453)                                                           667,691
                                                                 -----------
    Investment Income                                              5,520,643
EXPENSES
Advisory Fee                                       $ 1,946,850
Custodian Fees and Expenses                            482,941
Administrative Services Fee                             97,020
Professional Fees and Expenses                          27,391
Fund Services Fee                                       10,564
Administration Fee                                       6,766
Trustees' Fees and Expenses                              5,640
Printing Expenses                                        3,545
Insurance Expense                                        3,253
Registration Fees                                          272
                                                   -----------
    Total Expenses                                                 2,584,242
                                                                 -----------
NET INVESTMENT INCOME                                              2,936,401
NET REALIZED GAIN/LOSS ON
Investment Transactions                               (870,335)
Futures Contracts                                    4,089,493
Foreign Currency Contracts and Transactions          3,375,890
                                                   -----------
    Net Realized Gain                                              6,595,048
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION OF INVESTMENTS
Investments                                         75,688,867
Futures Contracts                                    2,177,096
Foreign Currency Contracts and Translations           (604,626)
                                                   -----------
    Net Change in Unrealized Appreciation                         77,261,337
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $86,792,786
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED
                                                     APRIL 30,      FOR THE FISCAL
                                                       1998           YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1997
                                                   -------------   ----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   2,936,401   $     13,010,955
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions          6,595,048         29,988,650
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations         77,261,337         (4,366,805)
                                                   -------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                      86,792,786         38,632,800
                                                   -------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        144,984,889        151,295,413
Withdrawals                                         (372,822,630)      (353,091,842)
                                                   -------------   ----------------
    Net Decrease from Investors' Transactions       (227,837,741)      (201,796,429)
                                                   -------------   ----------------
    Total Decrease in Net Assets                    (141,044,955)      (163,163,629)
NET ASSETS
Beginning of Period                                  763,608,326        926,771,955
                                                   -------------   ----------------
End of Period                                      $ 622,563,371   $    763,608,326
                                                   -------------   ----------------
                                                   -------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                                        FOR THE PERIOD
                                                       FOR THE          FOR THE FISCAL YEAR ENDED       OCTOBER 4, 1993
                                                   SIX MONTHS ENDED            OCTOBER 31,             (COMMENCEMENT OF
                                                    APRIL 30, 1998    -----------------------------   OPERATIONS) THROUGH
                                                     (UNAUDITED)       1997     1996    1995   1994    OCTOBER 31, 1993
                                                   ----------------   ------   ------   ----   ----   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    0.80%(a)   0.77%   0.79%  0.82%  0.95%                0.99%(a)
  Net Investment Income                                       0.90%(a)   1.47%   1.39%  1.31%  0.93%                0.43%(a)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                       --        --       --     --     --                 0.17%(a)
Portfolio Turnover                                              40%       67%      57%    59%    56%                  54%(b)
Average Broker Commissions                                  0.0183    0.0018   0.0020     --     --                   --

------------------------
(a) Annualized.

(b) Portfolio turnover for the fiscal year ended October 31, 1993, included the portfolio activity of The Pierpont International Equity Fund, Inc. for the period November 1, 1992 through October 3, 1993, prior to conversion when The Pierpont International Equity Fund, Inc. contributed all of its investable assets to the Portfolio.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The International Equity Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign companies. The portfolio commenced operations on October 4, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $160,213,973 on that date from The Pierpont International Equity Fund, Inc. in exchange for a beneficial interest in the portfolio. At that date, net unrealized appreciation of $11,116,204 was included in the contributed securities. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------
      exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions.Translation gains and losses resulting from changes in the exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date or as the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At April 30, 1998, the portfolio had open forward currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE        4/30/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Austrian Schilling 32,941,053, expiring
 7/24/98.........................................  $ 2,616,446   $ 2,617,852   $       1,406
Belgian Franc 98,818,000, expiring 7/24/98.......    2,662,338     2,680,169          17,831
Deutsche Mark 43,358,420, expiring 7/24/98.......   24,246,116    24,274,330          28,214
Deutsche Mark 7,013,656 for Swedish Krona
 30,076,960, expiring 7/24/98....................    3,896,274     3,926,615          30,341
Finnish Markka 14,729,844, expiring 7/24/98......    2,712,504     2,716,428           3,924
French Franc 19,668,000 for Netherland Guilder
 6,600,000, expiring 7/24/98.....................    3,282,082     3,283,940           1,858
Irish Pound 2,700,000, expiring 7/24/98..........    3,762,585     3,788,198          25,613
Italian Lira 8,237,039,993 expiring 7/24/98......    4,612,392     4,655,646          43,254
Japanese Yen 386,332,881 for Portuguese Escudo
 548,399,525, expiring 7/24/98...................    2,991,014     2,959,407         (31,607)
Japanese Yen 321,325,000 for Netherland Guilder
 5,000,000, expiring 7/24/98.....................    2,486,425     2,461,431         (24,994)

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

Netherland Guilder 33,160,960, expiring
 7/24/98.........................................   16,380,394    16,490,450         110,056
Norwegian Krone 12,000,000, expiring 7/24/98.....    1,607,135     1,614,982           7,847
New Zealand Dollar 9,092,751, expiring 7/24/98...    5,003,059     5,015,893          12,834
Spanish Peseta 591,330,550, expiring 7/24/98.....    3,859,406     3,891,695          32,289
Swedish Krona 46,937,867, expiring 7/24/98.......    6,073,741     6,080,494           6,753
Swiss Franc 6,412,490, expiring 7/24/98..........    4,330,550     4,317,201         (13,349)

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   SETTLEMENT     VALUE AT     APPRECIATION/
SALES CONTRACTS                                       VALUE        4/30/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Austrian Schilling 55,294,028 for Portugese
 Escudo 806,380,457, expiring 7/24/98............  $ 4,398,063   $ 4,394,261   $       3,802
Australian Dollar 1,984,615 for Malaysian
 Ringgit, 4,935,738, expiring 7/24/98............    1,293,139     1,296,109          (2,970)
Deutsche Mark 5,759,706 for British Pound
 1,913,947, expiring 7/24/98.....................    3,187,430     3,224,587         (37,157)
Deutsche Mark 110,851,023, expiring 7/24/98......   61,620,531    62,060,248        (439,717)
Finnish Markka 7,000,000, expiring 7/24/98.......    1,281,934     1,290,916          (8,982)
French Franc 51,696,771, expiring 7/24/98........    8,571,414     8,631,740         (60,326)
French Franc 13,222,578 for Italian Lira
 3,912,031,921, expiring 7/24/98.................    2,211,114     2,207,756           3,358
Irish Pound 2,967,458, expiring 7/24/98..........    4,131,295     4,163,451         (32,156)
Japanese Yen 1,549,762,354, expiring 7/24/98.....   12,001,427    11,871,570         129,857
New Zealand Dollar 11,576,435, expiring
 7/24/98.........................................    6,373,406     6,385,984         (12,578)
Singapore Dollar 9,266,273, expiring 7/24/98.....    5,778,779     5,837,945         (59,166)
                                                                               --------------
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                              $    (263,765)
                                                                               --------------
                                                                               --------------

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------
      correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At April 30, 1998, the portfolio had open future contracts as follows:

      SUMMARY OF OPEN CONTRACTS AT APRIL 30, 1998

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)     OF CONTRACTS
                                                   --------------   --------------   ----------------
Australian All Ord. Index, expiring
 June 1998.......................................            242    $    (194,861)   $    11,068,038
Dax Index, expiring June 1998....................             14          128,332          3,963,952
Ibex 35 Plus Index, expiring May 1998............             56         (152,467)         3,852,707
FTSE 100 Index, expiring June 1998...............             47           58,679          4,630,917
CAC 40 Index, expiring June 1998.................             29          110,142          3,609,201
                                                   --------------   --------------   ----------------
Totals...........................................            388    $     (50,175)   $    27,124,815
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

   f) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.60% of the portfolio's average daily net assets. For the six months ended April 30, 1998, such fees amounted to $1,946,850.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operation of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1998, the fee for these services amounted to $6,766.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------
      average daily net assets of the portfolio and other portfolios for which Morgan acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule:
      0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 1998, the fee for these services amounted to $97,020.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $10,564 for the six months ended April 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,200.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 1998 were as follows:

COST OF               PROCEEDS
   PURCHASES         FROM SALES
-----------------   ------------
$248,544,616......  $476,048,203

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN INSTITUTIONAL FUNDS

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     INTERNATIONAL BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     NEW YORK TOTAL RETURN BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:

       INSTITUTIONAL SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     JAPAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND




FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.


J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND



SEMI-ANNUAL REPORT
APRIL 30, 1998